UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 13, 2005

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      001-31256                 52-2103926
(State or other jurisdiction     (Commission file number)     ( I.R.S. employer
      of incorporation)                                      identification no.)

     102 SOUTH WYNSTONE PARK DRIVE
        NORTH BARRINGTON, ILLINOIS                                 60010
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the
                Exchange Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b)
                under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
                under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On June 13, 2005, the Audit Committee of Clark, Inc.'s (the "Company") Board of Directors dismissed Deloitte & Touche LLP ("Deloitte") as the Company's independent accountants.

         Deloitte reported on the Company's consolidated financial statements for the fiscal years ended December 31, 2004, 2003 and 2002.

         Deloitte's audit reports on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003, as well as Deloitte's audit reports on management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 31, 2004 and 2003, respectively, and the subsequent interim period through June 13, 2005, which was the date of dismissal of Deloitte, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in its audit report; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Deloitte with a copy of the foregoing disclosures and requested Deloitte to furnish the Company a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Deloitte's response letter dated June 16, 2005, is attached as exhibit 16.1 to this Form 8-K.

(b) On June 15, 2005, the Audit Committee of the Company's Board of Directors appointed Ernst & Young LLP ("E&Y") to audit the Company's financial statements for the fiscal year ending December 31, 2005.

         Prior to the appointment of E&Y, neither the Company nor anyone on behalf of the Company had consulted with E&Y during the Company's two most recent fiscal years or for the fiscal year 2005 through June 14, 2005 in any matter regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report nor oral advice provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting; or (ii) any matter which was the subject of either a disagreement or a reportable event, as each are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit Number           Description
         --------------           -----------

         16.1 Letter of Deloitte & Touche LLP dated June 16, 2005 to the Securities and Exchange Commission.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CLARK, INC.


Date:  June 16, 2005                       By: /s/ Jeffrey W. Lemajeur
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                                                   Jeffrey W. Lemajeur
                                                   Chief Financial Officer


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                               INDEX TO EXHIBITS
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Exhibit
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16.1         Letter of Deloitte & Touche LLP dated June 16, 2005 to the
             Securities and Exchange Commission.


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